UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

to

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2014

AMERICAN REALTY CAPITAL PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue New York, New York 10022
(Address, including zip code, of principal executive offices)

(212) 415-6500
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

American Realty Capital Properties, Inc. (the “Company”) previously filed a Current Report on Form 8-K on May 8, 2014 (the “Original Form 8-K”) which contained an earnings release, quarterly supplemental financial information and an investor presentation relating to the quarter ended March 31, 2014, which were filed as Exhibits 99.1, 99.2 and 99.3 thereto, respectively. This Amended Current Report on Form 8-K/A (this “Amendment”) is being filed solely for the purpose of correcting certain errors relating to information contained in Exhibit 99.3 to the Original Form 8-K. No other changes have been made to the Original Form 8-K. This Amendment should be read with the Original Form 8-K for the review of Exhibits 99.1 and 99.2 attached thereto. The information in Item 7.01 of this Amendment should be read with the information contained in Item 7.01 of the Original Form 8-K.

Item 7.01. Regulation FD Disclosure.

On May 8, 2014, the Company filed a revised investor presentation relating to the quarter ended March 31, 2014 which is attached as Exhibit 99.3 to this Amendment. Exhibit 99.3 attached hereto shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.3, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.3	Revised Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

May 8, 2014	By:	/s/ Nicholas S. Schorsch
	Name:	Nicholas S. Schorsch
	Title:	Chief Executive Officer and
Executive Chairman of the Board of Directors (Principal Executive Officer)